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EXHIBIT 99.9

March 11, 2003

Securities and Exchange Commission 450 Fifth Street, N.W. Washington, D.C. 20549

Re:

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Ladies and Gentlemen:

In connection with the Annual Report of Bedford Property Investors, Inc. (the “Company”) on Form 10-K for the year ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Hanh Kihara, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Hanh Kihara

Hanh Kihara

Senior Vice President and

Chief Financial Officer

03/11/03 9:49 AM